Exhibit 99.2

Duke Energy Florida

Summary of 2024 Test Year Notification

•	On January 31, 2024, Duke Energy Florida (“DEF”) notified the Florida Public Service Commission (“FPSC”) that it expects to file a formal request for new base rates on April 2, 2024. The company intends to propose a three-year rate plan that would begin in January 2025, once its current base rate settlement agreement concludes at the end of this year.

•	DEF will propose multi-year rate increases that use the projected 12-month periods ending December 31, 2025, 2026, and 2027 as the test years, with adjusted rates to be effective with the first billing period of January 2025, 2026, and 2027, respectively.

•	DEF expects to request additional base rate revenue requirements of approximately $596 million in 2025, $95 million in 2026 and $127 million in 2027. This is an average annual increase in revenue requirements of approximately 4% percent over 2025 through 2027.

o	DEF expects these increases to be offset by bill reductions from ending the 2022 fuel under-recovery, concluding storm restoration cost recovery and the expiration of legacy purchased power contracts.

•	DEF will propose to set the Company’s return on common equity (“ROE”) midpoint at 11.15 percent on a proposed capital structure containing 53 percent equity and 47 percent debt.

•	Major Factors Necessitating a General Base Rate Increase:

o	Transmission and Distribution Investment: DEF will invest $3.3 billion from 2025 through 2027 in its transmission and distribution systems to continue to provide reliable, safe electric service to customer homes and businesses.

o	New Solar Generation and Energy Storage: DEF will invest $1.5 billion from 2025-2027 in 1,050 Megawatts of new solar generation plus a 100 Megawatt energy storage project. These investments add to DEF’s existing solar generation fleet that, at the end of 2024, will consist of a combined investment of over $2 billion in 1,500 Megawatts of emission free, clean generation.

o	Existing Generation Investment: DEF plans to invest $70 million from 2025-2027 in advancements in combustion turbine technology at its existing combined cycle plants to increase generation capacity by an additional 428 Megawatts by 2026.

o	Depreciation Updates: DEF will file updated depreciation and dismantlement studies contemporaneously with this case, resulting in approximately $70 million increase in revenue requirements starting in 2025.

Cautionary Statement Regarding Forward-Looking Statements

This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on DEF’s, Duke Energy Corporation’s and its subsidiaries (collectively, the “Company”) beliefs and assumptions and can often be identified by terms and phrases that include “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will,” “potential,” “forecast,” “target,” “guidance,” “outlook” or other similar terminology. Various factors may cause actual results to be materially different than the suggested outcomes within forward-looking statements; accordingly, there is no assurance that such results will be realized. These factors include, but are not limited to:

•	The ability to implement our business strategy, including our carbon emission reduction goals;

•	State, federal, and foreign legislative and regulatory initiatives, including costs of compliance with existing and future environmental requirements, including those related to climate change, as well as rulings that affect cost and investment recovery or have an impact on rate structures or market prices;

•	The extent and timing of costs and liabilities to comply with federal and state laws, regulations and legal requirements related to coal ash remediation, including amounts for required closure of certain ash impoundments, are uncertain and difficult to estimate;

•	The ability to recover eligible costs, including amounts associated with coal ash impoundment retirement obligations, asset retirement and construction costs related to carbon emissions reductions, and costs related to significant weather events, and to earn an adequate return on investment through rate case proceedings and the regulatory process;

•	The costs of decommissioning nuclear facilities could prove to be more extensive than amounts estimated and all costs may not be fully recoverable through the regulatory process;

•	The impact of extraordinary external events, such as the pandemic health event resulting from COVID-19, and their collateral consequences, including the disruption of global supply chains or the economic activity in our service territories;

•	Costs and effects of legal and administrative proceedings, settlements, investigations, and claims;

•	Industrial, commercial, and residential growth or decline in service territories or customer bases resulting from sustained downturns of the economy, reduced customer usage due to cost pressures from inflation or fuel costs, and the economic health of our service territories or variations in customer usage patterns, including energy efficiency efforts, natural gas building and appliance electrification, and use of alternative energy sources, such as self-generation and distributed generation technologies;

•	Federal and state regulations, laws and other efforts designed to promote and expand the use of energy efficiency measures, natural gas electrification, and distributed generation technologies, such as private solar and battery storage, in Duke Energy service territories could result in a reduced number of customers, excess generation resources, as well as stranded costs;

•	Advancements in technology;

•	Additional competition in electric and natural gas markets and continued industry consolidation;

•	The influence of weather and other natural phenomena on operations, including the economic, operational and other effects of severe storms, hurricanes, droughts, earthquakes, and tornadoes, including extreme weather associated with climate change;

•	Changing investor, customer and other stakeholder expectations and demands, including heightened emphasis on environmental, social, and governance concerns and costs related thereto;

•	The ability to successfully operate electric generating facilities and deliver electricity to customers, including direct or indirect effects to the Company resulting from an incident that affects the United States electric grid or generating resources;

•	Operational interruptions to our natural gas distribution and transmission activities;

•	The availability of adequate interstate pipeline transportation capacity and natural gas supply;

•	The impact on facilities and business from a terrorist or other attack, war, vandalism, cybersecurity threats, data security breaches, operational events, information technology failures, or other catastrophic events, such as fires, explosions, pandemic health events, or other similar occurrences;

•	The inherent risks associated with the operation of nuclear facilities, including environmental, health, safety, regulatory and financial risks, including the financial stability of third-party service providers;

•	The timing and extent of changes in commodity prices and interest rates and the ability to recover such costs through the regulatory process, where appropriate, and their impact on liquidity positions and the value of underlying assets;

•	The results of financing efforts, including the ability to obtain financing on favorable terms, which can be affected by various factors, including credit ratings, interest rate fluctuations, compliance with debt covenants and conditions, an individual utility’s generation mix, and general market and economic conditions;

•	Credit ratings of the Company and its subsidiaries may be different from what is expected;

•	Declines in the market prices of equity and fixed-income securities and resultant cash funding requirements for defined benefit pension plans, other post-retirement benefit plans and nuclear decommissioning trust funds;

•	Construction and development risks associated with the completion of the Company’s and its subsidiaries’ capital investment projects, including risks related to financing, timing and receipt of necessary regulatory approvals, obtaining and complying with terms of permits, meeting construction budgets and schedules, and satisfying operating and environmental performance standards, as well as the ability to recover costs from customers in a timely manner, or at all;

•	Changes in rules for regional transmission organizations, including changes in rate designs and new and evolving capacity markets, and risks related to obligations created by the default of other participants;

•	The ability to control operation and maintenance costs;

•	The level of creditworthiness of counterparties to transactions;

•	The ability to obtain adequate insurance at acceptable costs;

•	Employee workforce factors, including the potential inability to attract and retain key personnel;

•	The ability of subsidiaries to pay dividends or distributions to Duke Energy Corporation holding company (the Parent);

•	The performance of projects undertaken by our businesses and the success of efforts to invest in and develop new opportunities;

•	The effect of accounting and reporting pronouncements issued periodically by accounting standard-setting bodies and the SEC;

•	The impact of United States tax legislation to our financial condition, results of operations or cash flows and our credit ratings;

•	The impacts from potential impairments of goodwill or equity method investment carrying values;

•	Asset or business acquisitions and dispositions, may not yield the anticipated benefits;

•	The actions of activist shareholders could disrupt our operations, impact our ability to execute on our business strategy, or cause fluctuations in the trading price of our common stock; and

Additional risks and uncertainties are identified and discussed in the Company’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than described. Forward-looking statements speak only as of the date they are made and Duke Energy expressly disclaims an obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.